UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2025

LION COPPER AND GOLD CORP.
(Exact name of registrant as specified in its charter)

British Columbia	000-55139	98-1664106
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

143 S Nevada St.
 Yerington, Nevada, United States 89447
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (775) 463-9600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On November 6, 2025, the Company closed its non-brokered private placement (the "Debenture Financing") of secured convertible debentures (the "Debentures") in the principal amount of US$2,700,000. The Debentures bear interest at the rate of 12% per annum and will mature on the date that is 12 months from issuance. The principal amount of the Debentures may be converted into common shares of the Company at US$0.0965 per share until November 6, 2026. Interest may be settled in shares priced at the time of repayment or conversion of the note at the option of the Company. In connection with the sale of the Debentures, the Company issued to the purchasers one detachable warrant (a "Warrant") for every US$0.0965 of principal amount of the Debentures subscribed for. The Company issued 27,979,274 Warrants to the purchasers. Each Warrant will entitle the holder to acquire a common share of the Company at a price of US$0.0965 until November 6, 2030.Each warrant entitles the holder to acquire one common share at a price of US$0.0965 until November 6, 2030. The Company intends to use the proceeds of the Debenture Financing for the purchase of lands and associated mineral rights for the Company's Yerington area projects. The repayment of the Debentures will be secured against the lands and mineral rights to be purchased with the proceeds of the Debenture Financing.

The Debentures and Warrants were issued to accredited investors in private transactions pursuant to Rule 506(b) of Regulation D under the United States Securities Act of 1933, as amended.

Item 8.01. Other Events.

The Company's press release announcing the offer and sale of the Debentures and the Warrants is attached as Exhibit 99.1 to this Form 8-K. The press release is being furnished with this Form 8-K and is not considered filed.

Item 9.01 Financial Statements and Exhibits.

99.1	News release dated November 6, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lion Copper and Gold Corp.
Date:	November 10, 2025	(Registrant)

/s/ Lei Wang
Lei Wang, Chief Financial Officer